Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Commitments and Contingencies.
Commitments and Contingencies

L. Commitments and Contingencies

        At September 30, 2013, we had committed to purchase 338 new aircraft, two used aircraft from third parties, and nine new spare engines scheduled for delivery through 2022 with aggregate estimated total remaining payments (including adjustments for certain contractual escalation provisions) of approximately $21.9 billion. The majority of these commitments to purchase new aircraft and engines are based upon agreements with each of Boeing, Airbus, Embraer and Pratt and Whitney. In addition, AeroTurbine has agreed to purchase two used aircraft and three engines under other flight equipment purchase agreements for an aggregate purchase commitment of $24.3 million.

Guarantees

  •
  Asset Value Guarantees:  We have previously contracted to provide guarantees on a portion of the residual value of certain aircraft to financial institutions and other third parties for fees. As of September 30, 2013, we provided 12 such guarantees that had not yet been exercised. These guarantees expire at various dates through 2023 and generally obligate us to pay the shortfall between the fair market value and the guaranteed value of the aircraft and provide us with an option to purchase the aircraft for the guaranteed value. During the three and nine months ended September 30, 2013, we purchased three and five used aircraft, respectively, under guarantees previously exercised, three of which we subsequently sold. We may purchase an additional aircraft under a separate previously exercised guarantee during 2015. At September 30, 2013, the total reserves related to these asset value guarantees we have contracted to provide aggregated $125.5 million. At September 30, 2013, the maximum aggregate potential commitment that we were obligated to pay under these guarantees, without any offset for the projected value of the aircraft or other features that may limit our exposure, was approximately $330.6 million.

  •
  Aircraft Loan Guarantees:  We guarantee one loan collateralized by an aircraft. The guarantee expires in 2014, when the loan matures, and obligates us to pay an amount up to the guaranteed value upon the default of the borrower, which will be offset by a portion of the underlying value of the aircraft collateral. At September 30, 2013, the guaranteed value, without any offset for the projected value of the aircraft, was approximately $4.2 million.

        Management regularly reviews the underlying values of the aircraft collateral to determine our exposure under asset value guarantees and aircraft loan guarantees. We recorded provisions for losses on asset value guarantees of $93.9 million related to four guarantees and $100.5 million related to six guarantees during the three and nine months ended September 30, 2013, respectively. The amounts recorded reflect the differences between the estimated fair market value of the aircraft at the purchase date and the guaranteed value of these aircraft, adjusted for contractual provisions that limit our expected losses. The provision recorded during the three months ended September 30, 2013 relates to four Airbus A340-600 aircraft for which the estimated fair market value of the aircraft at the purchase date declined significantly as a result of the shorter holding periods that we now expect for these aircraft. The shorter holding periods have a significant impact on the estimated future cash flows for periods following the purchase dates pursuant to the asset value guarantees and have resulted in a significant increase to our expected losses on these four guarantees. See Note G of Notes to Condensed, Consolidated Financial Statements for further discussion regarding the impairment charges we recorded for Airbus A340-600 aircraft in our fleet during the three and nine months ended September 30, 2013. We recorded provisions for losses on asset value guarantees of $31.3 million related to three guarantees during the three and nine months ended September 30, 2012. The carrying balance of guarantees of $128.9 million at September 30, 2013, which consists of unamortized deferred premiums and reserves, is included in Accrued interest and other payables on our Condensed, Consolidated Balance Sheets.

Contingencies

Legal Proceedings

        Yemen Airways-Yemenia:    We are named in a lawsuit in connection with the 2009 crash of our Airbus A310-300 aircraft on lease to Yemen Airways-Yemenia, a Yemeni carrier. The plaintiffs are families of deceased occupants of the flight and seek unspecified damages for wrongful death, costs, and fees. The operative litigation commenced in January 2011 and is pending in the United States District Court for the Central District of California. We believe that we have substantial defenses on the merits and that we are adequately covered by available liability insurance. We do not believe that the outcome of the Yemenia lawsuit will have a material effect on our consolidated financial condition, results of operations or cash flows.

        Air Lease:    On April 24, 2012, ILFC and AIG filed a lawsuit in the Los Angeles Superior Court against ILFC's former CEO, Steven Udvar Hazy; Mr. Hazy's current company, Air Lease Corporation (ALC); and a number of ILFC's former officers and employees who are currently employed by ALC. The lawsuit alleges that Mr. Hazy and the former officers and employees, while employed at ILFC, diverted corporate opportunities from ILFC, misappropriated ILFC's trade secrets and other proprietary information, and committed other breaches of their fiduciary duties, all at the behest of ALC. The complaint seeks monetary damages and injunctive relief for breaches of fiduciary duty, misappropriation of trade secrets, unfair competition, and various other violations of state law.

        On August 15, 2013 ALC filed a cross-complaint against ILFC and AIG, which alleges that ILFC entered into, and later breached, an agreement to sell certain aircraft to ALC. Based on these allegations, the cross-complaint asserts claims against ILFC for breach of contract and unfair competition. The cross-complaint seeks significant compensatory and punitive damages. The matter is in its incipient stages and we are still evaluating the claims. We believe we have substantial defenses on the merits and we will vigorously defend ourselves against ALC's claims.

        We are also a party to various claims and litigation matters arising in the ordinary course of our business. We do not believe that the outcome of these matters, individually or in the aggregate, will be material to our consolidated financial condition, results of operations or cash flows.

Note R—Commitments and Contingencies

Aircraft Orders

        At December 31, 2012, we had committed to purchase 229 new aircraft (of which four are through sale-leaseback transactions), five used aircraft from third parties, and nine new spare engines scheduled for delivery through 2021 with aggregate estimated total remaining payments (including adjustment for anticipated inflation) of approximately $17.5 billion. All of the commitments to purchase new aircraft and engines, other than the sale-leaseback transactions, are based upon agreements with each of Boeing, Airbus and Pratt and Whitney. In addition, AeroTurbine has agreed to purchase one used aircraft and three engines under other flight equipment purchase agreements for an aggregate purchase commitment of $19.4 million.

        The Boeing aircraft (models 737, 777 and 787), and the Airbus aircraft (models A320neo, A321neo and A350XWB) are being purchased pursuant to the terms of purchase agreements executed by us and Boeing or Airbus. These agreements establish the pricing formulas (which include certain price adjustments based upon inflation and other factors) and various other terms with respect to the purchase of aircraft. Under certain circumstances, we have the right to alter the mix of aircraft type ultimately acquired. As of December 31, 2012, we had made non-refundable deposits on these purchase commitments of approximately $331.1 million and $96.4 million (including payments related to our rights to purchase an additional 50 A320neo family aircraft) with Boeing and Airbus, respectively.

        Management anticipates that a portion of the aggregate purchase price for the acquisition of aircraft will be funded by incurring additional debt. The exact amount of the indebtedness to be incurred will depend upon the actual purchase price of the aircraft, which can vary due to a number of factors, including inflation, and the percentage of the purchase price of the aircraft which must be financed.

Guarantees

        Asset Value Guarantees:    We provide guarantees on a portion of the residual value of certain aircraft to financial institutions and other third parties for fees. As of December 31, 2012, we provided 13 such guarantees that had not yet been exercised. These guarantees expire at various dates through 2023 and generally obligate us to pay the shortfall between the fair market value and the guaranteed value of the aircraft and provide us with an option to purchase the aircraft for the guaranteed value. During 2011 and 2012, we have been called upon to perform under six such guarantees and, as a result, we purchased one used aircraft during the year ended December 31, 2012, and may purchase five used aircraft in 2013. At December 31, 2012, the total reserves related to these guarantees, both exercised and unexercised, aggregated $44.6 million. At December 31, 2012, the maximum aggregate potential commitment that we were obligated to pay under the 13 unexercised guarantees, without any offset for the projected value of the aircraft or other features that may limit our exposure, was approximately $330.6 million.

        Aircraft Loan Guarantees:    We guarantee one loan collateralized by an aircraft. The guarantee expires in 2014, when the loan matures, and obligates us to pay an amount up to the guaranteed value upon the default of the borrower, which will be offset by a portion of the underlying value of the aircraft collateral. At December 31, 2012, the guaranteed value, without any offset for the projected value of the aircraft, was approximately $9.0 million.

        Management regularly reviews the underlying values of the aircraft collateral to determine our exposure under asset value guarantees and loan guarantees. We recorded provisions for losses on asset value guarantees of $31.3 million related to three asset value guarantees during 2012 and $13.5 million related to two asset value guarantees during 2011. We recorded no provision for losses on asset value guarantees during 2010. The carrying balance of guarantees of $49.3 million including reserves (2012) and $21.2 million (2011) is included in Accrued interest and other payables on our Consolidated Balance Sheets.

Leases

        We have operating leases for office space and office equipment extending through 2026. Rent expense was $15.9 million in 2012, $13.0 million in 2011 and $11.3 million in 2010. The leases provide for step rentals over the term and those rentals are considered in the evaluation of recording rent expense on a straight-line basis over the term of the lease. Tenant improvement allowances received from lessors are capitalized and amortized in selling, general and administrative expenses as a reduction of rent expense. Commitments for minimum rentals under the non-cancelable leases at December 31, 2012, are as follows:

(Dollars in thousands)
2013	$17,626
2014	17,831
2015	13,085
2016	3,195
2017	2,619
Thereafter	17,032

Total(a)	$71,388

(a)
Minimum rentals have not been reduced by minimum sublease rentals of $3.5 million in the future under non-cancelable subleases.

Contingencies

Legal Proceedings

        Yemen Airways-Yemenia:    We are named in a lawsuit in connection with the 2009 crash of our Airbus A310-300 aircraft on lease to Yemen Airways-Yemenia, a Yemeni carrier. The plaintiffs are families of deceased occupants of the flight and seek unspecified damages for wrongful death, costs, and fees. The operative litigation commenced in January 2011 and is pending in the United States District Court for the Central District of California. The Yemenia lawsuit is in its incipient stages. We believe that we have substantial defenses on the merits and that we are adequately covered by available liability insurance. We do not believe that the outcome of the Yemenia lawsuit will have a material effect on our consolidated financial condition, results of operations or cash flows.

        We are also a party to various claims and litigation matters arising in the ordinary course of our business. We do not believe that the outcome of any of these matters, individually or in the aggregate, will be material to our consolidated financial position, results of operations or cash flows.